SCHEDULE II
INFORMATION WITH RESPECT TO
TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR
SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)


                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

COMMON STOCK-COMMONWEALTH TEL ENT

          THE GABELLI PERFORMANCE PARTNERSHIP
                                10/10/97           15,000-             SPLIT
                                10/07/97            4,000-           18.3750
                                 9/15/97            1,000-           43.2500
          GABELLI FUNDS, INC.
               GABELLI FUNDS INC.-PRINCIPAL A/C
                                10/10/97              450-             SPLIT
               THE GABELLI VALUE FUND,INC.
                                10/10/97           27,400-             SPLIT
                                 9/30/97            1,000-           48.6234
               THE GABELLI SMALL CAP GROWTH FUND
                                10/10/97           11,667-             SPLIT
               THE GABELLI EQUITY TRUST,INC.
                                10/10/97           43,500-             SPLIT
               THE GABELLI ASSET FUND
                                10/10/97           59,334-             SPLIT
                                 9/16/97            2,000-           44.7485
          GAMCO INVESTORS, INC.
                                10/10/97            1,667-             SPLIT
                                10/06/97            5,000-           18.0938
                                10/02/97            5,000            16.2500
                                10/02/97            5,000            16.1250
          GAMCO INVESTORS, INC.
                                10/23/97              133-           25.5000
                                10/22/97            3,232-           26.7198
                                10/22/97            6,666-           26.6475
                                10/21/97                1-           15.6864
                                10/20/97            1,000-           28.0000
                                10/10/97           73,360-             SPLIT
                                10/06/97            3,000-           18.4167
                                 9/24/97              190-           44.8816
                                 8/29/97              950-           38.7500
          GABELLI & COMPANY, INC.
                                10/10/97            4,000-             SPLIT
                                 9/15/97            1,000-           43.2500
          GABELLI & COMPANY MARKET MAKING ACCOUNT
                                10/17/97            1,500-           27.2083
                                10/17/97            1,500            27.2917
                                10/16/97            2,000-           29.7813
                                10/16/97            2,000            30.5000


                                       30

SCHEDULE II
INFORMATION WITH RESPECT TO
TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR
SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

COMMON STOCK-COMMONWEALTH TEL ENT

         GABELLI & COMPANY MARKET MAKING ACCOUNT
                                9/30/97            2,000-           49.4375
                                9/30/97            2,000            49.0000
                                9/29/97            1,000-           46.8750
                                9/29/97            1,000            47.0000
                                9/26/97            4,000            46.2188
                                9/26/97            4,000-           45.6875
                                9/24/97            2,000-           47.1875
                                9/24/97            1,549            46.8144
                                9/19/97               39-           45.1250
                                9/16/97            3,500            44.5000
                                9/16/97            3,000-           44.2500
                                9/09/97            1,310-           41.4580
                                9/09/97            1,300            42.0673
                                9/05/97            1,000            39.9375
                                9/05/97            1,000-           39.8750
                                8/28/97              400-           38.7500
                                8/25/97              675            39.0000














         (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NASDAQ NATIONAL MARKET. THE TRANSACTIONS OCCURING ON 10/10/97 REFLECT THE REVERSE STOCK SPLIT EFFECTED BY THE ISSUER.

         (2) PRICE EXCLUDES COMMISSION.




                                       31
SCHEDULE II
INFORMATION WITH RESPECT TO
TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR
SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

CONVERTIBLE STOCK-COMMONWEALTH TEL CL B

          GABELLI FUNDS, INC.
               THE GABELLI TELECOMMUNICATION FUND
                                10/10/97           20,000-             SPLIT
               THE GABELLI SMALL CAP GROWTH FUND
                                10/10/97           10,000-             SPLIT
               THE GABELLI GLOBAL MULTI MEDIA TRUST
                                10/10/97           12,367-             SPLIT
               THE GABELLI EQUITY TRUST,INC.
                                10/10/97           10,000-             SPLIT
               THE GABELLI ASSET FUND
                                10/10/97           15,500-             SPLIT
          GAMCO INVESTORS, INC.
                                10/10/97           26,667-             SPLIT
                                10/02/97           10,000            16.1875
          GAMCO INVESTORS, INC.
                                10/24/97            1,000            23.8750
                                10/22/97            2,099-           26.6250
                                10/21/97            2,500-           26.8750
                                10/16/97              333-           29.1250
                                10/10/97           65,716-             SPLIT
                                10/01/97            4,500-           46.8750
                                 9/17/97            4,500-           43.9479
                                 9/16/97            1,000-           45.0000
                                 9/15/97            4,000-           43.1250
                                 9/12/97            9,000-           42.8194
                                 9/09/97            3,500-           42.0179
                                 9/08/97            7,500-           40.1250
                                 9/02/97            2,500-           38.5000
                                 8/29/97            1,500-           38.7500
                                 8/27/97              500-           38.7500
                                 8/26/97              500-           38.7500
          GABELLI & COMPANY MARKET MAKING ACCOUNT
                                10/08/97              500            19.0220
                                10/06/97              500-           19.5000
                                 9/26/97              129            46.2500
                                 9/25/97              129-           46.5000
                                 9/24/97            1,000            47.0000
                                 9/24/97            1,000-           47.5000
                                 9/05/97              500-           40.1250




                                       32

SCHEDULE II
INFORMATION WITH RESPECT TO
TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR
SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)



                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

CONVERTIBLE STOCK-COMMONWEALTH TEL CL B

         GABELLI & COMPANY MARKET MAKING ACCOUNT
                                9/05/97              500            40.2500























         (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NASDAQ NATIONAL MARKET. THE TRANSACTIONS OCCURING ON 10/10/97 REFLECT THE REVERSE STOCK SPLIT EFFECTED BY THE ISSUER.

         (2) PRICE EXCLUDES COMMISSION.

         (*) RESULTS IN CHANGE OF DISPOSITIVE POWER AND BENEFICIAL OWNERSHIP.







                                       33